Exhibit 3.1

ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: secretaryofstate.biz
                                                            Document Number
                                                            20080400676-23
                                                            Filing Date and Time
                                                            06/12/2008 7:02 AM
                                                            Entity Number
                                                            E0386682008-7

                                                          Filed in the office of
                                                                /s/ Ross Miller
                                                                    Ross Miller
                                                              Secretary of State
                                                                 State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)
                                              ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of
   Corporation:               SILVER BAY RESOURCES INC.

2. Resident Agent             CORPORATE SERVICES OF NEVADA
   Name and Street            Name
   Address:
  (must Street be a           502 NORTH DIVISION STREET          CARSON CITY         Nevada    89703
   Nevada address where          Address                            City                     Zip Code
   process may
   be served).                Optional Mailing Address City State Zip Code

3. Shares:
   (number of shares          Number of shares                                        Number of shares
   corporation                with par value: 75,000,000      Par value: $.001        without par value:
   authorized
   to issue)

                              1. DONALD R. GARDNER
4. Names & Addresses,            Name
   of Board of                   C/O 204 WEST SPEAR STREET       CARSON CITY        NV         89073
   Directors/Trustees:           Street Address                     City          State       Zip Code
   (attach additional page
   if there is more than 3    2.
   directors/trustees            Name

                                 Street Address                     City          State       Zip Code

                              3.
                                 Name

                                 Street Address                     City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)

6. Names, Address             DON HARMER                                              /s/ Don Harmer
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    502 NORTH DIVISION STREET          CARSON CITY       NV          89703
   if there is more than 1    Address                               City          State       Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ April Leger / Sect CSR                                       06/11/2008
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company        Date